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                                   EXHIBIT 23

                         Consent of Independent Accounts
                             ______________________

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82573) of E. I. du Pont de Nemours and Company of our report dated June 25, 2002 relating to the financial statement of the Qualicon Retirement and Savings Plan which appears in the Form 11-K.


/s/ PricewaterhouseCoopers LLP -
------------------------------

Philadelphia, Pennsylvania 19103
June 26, 2002